UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2007


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-23651                 95-3539020
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 (State or other jurisdiction          (Commission             (IRS Employer
        of incorporation)              File Number)         Identification No.)

                111 W. Ocean Blvd. 4th Floor,
                        Long Beach, CA                             90802
          (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective February 16, 2007, Stephen E. Olson resigned as a member of the Board of Directors of First Consulting Group, Inc. ("FCG"). Mr. Olson's resignation was not due to any disagreement with FCG's Board of Directors or management. In addition, FCG noted that the resignation of Fatima J. Reep, which was previously reported on February 8, 2007, was also not due to any disagreement with FCG's Board of Directors or management.

         The full text of the press release announcing Mr. Olson's resignation is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

      99.1 Press release issued by First Consulting Group, Inc. on February 20, 2007.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             First Consulting Group, Inc.



Date:  February 20, 2007               By:   /s/ Michael A. Zuercher
                                             -----------------------------------
                                             Michael A. Zuercher
                                             VP, General Counsel and Secretary